Exhibit 10.66
[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Comdata Merchant Agreement

Company TA Operating LLC d/b/a TravelCenters of America & Petro Stopping Centers	Date
Address 24601 Center Ridge Road, Suite 200	Loc. Code
City, State, Zip Westlake, Ohio 44145	Acct. Code
Area Code and Telephone Number (440) 808-9100	Chain Code
Corp. Code
This Comdata Merchant Agreement (this “Agreement”) is entered into by and between COMDATA NETWORK, INC. (“Comdata”) and the company named above and its affiliates and subsidiaries (collectively, “Merchant”) and sets forth the terms and conditions pursuant to which Merchant shall participate in the Comdata Network. This Agreement shall be effective December 15, 2010 (the “Effective Date”).

1.	Network Participation
Merchant shall have the right to participate in the Comdata Network pursuant to the terms and conditions set forth herein and in accordance with written instructional materials, as the same may change from time to time.

2.	Responsibilities of Comdata
Comdata shall:

a)
process all valid Comdata payment methods listed on Schedule A and any future Comdata payment methods provided that such future Comdata payment methods [***] (each a “Comdata Payment Method” and collectively, “Comdata Payment Methods”) for Comdata customers for transactions initiated at Merchant locations;

b)	provide, at no cost to Merchant, user documentation, decals, Comcheks and other such materials necessary for Merchant to process Comdata transactions in accordance with the terms of this Agreement;

c)
make a consolidated settlement disbursement for all Merchant locations (as distinguished from franchised sites) by wire to Merchant for all completed transactions as set forth in Schedule A (other than for Comdata Credit Card transactions which shall be settled in accordance with Subsection 2(d)) and provide settlement reporting to include: (1) gross amount due, (2) transaction charges, (3) equipment charges, and (4) net amount paid to Merchant;

d)
make a consolidated weekly settlement disbursement for all Merchant locations (as distinguished from franchised sites) to Merchant by COMDATA company check for all completed Comdata Credit Card transactions in accordance with Comdata’s Credit Card Program Settlement Procedures and provide reporting by fax of daily credit transactions and weekly credit transaction settlements; and

e)	include Merchant in Comdata’s online directory, GoComchek.com.

3.	Responsibilities of Merchant
Merchant shall:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

a)
honor all valid Comdata Payment Methods tendered for use with any services offered by Merchant and process Comdata Payment Methods for Comdata account holder customers for transactions initiated at Merchant locations;

b)
refrain from any active sales effort to convert customers of Comdata to any other third party billing, debit or credit program, or any active effort to convert such customers to an in-house open account or billing program/system; provided, however, that it is understood that this Section 3(b) does not restrict or prohibit Merchant from maintaining its own billing, debit or credit programs/systems and, provided, further, that Merchant may participate in the billing, debit or credit programs of other third party billing service companies. Additionally, this Section 3(b) shall not be construed to restrict or prohibit Merchant from identifying and engaging trucking companies using criteria other than being a Comdata customer for the marketing, promotion and sales by Merchant of Merchant’s various billing, debit or credit programs/systems or acceptance of other billing, debit or credit systems at Merchant, and in any case, the foregoing does not prohibit Merchant from accepting the request of a Comdata customer to use or convert to a Merchant billing, debit or credit program/system or other service or system or acceptance of another third party billing, debit or credit system on that customer’s behalf;

c)	make available to Comdata’s customers its lowest posted cash price for the services and products provided by Merchant [***];

d)	levy no surcharges on any Comdata payment method except [***] or [***], or [***];

e)	retain receipts of Comdata card based transactions for a period of six (6) months, and provide Comdata with a copy of any such receipt upon reasonable request;

f)	pay to Comdata the fees set forth in Schedule A, which is attached hereto and incorporated herein by reference;

g)	[***];

h)	permit publication of information concerning Merchant including the name, location, and type of products and services offered, as updated from time to time.

4.	Procedures
Merchant agrees to abide by the following procedures in processing Comdata transactions:

a)	Upon presentation of a valid Comdata Card, Merchant shall:

1)
legibly complete any invoice presented for such transaction by inserting the date of purchase, vehicle number, hubometer reading, driver’s license number, total cash price, or other information reasonably requested by customer or Comdata as to which Comdata gives prior written notice to Merchant (which notice requirement may be satisfied by appropriate prompts during an electronic transaction);

2)	except for pay at pump transactions, obtain the authorized cardholder’s signature on the invoice;

3)	obtain either an electronic or voice authorization for the transaction from Comdata;

4)	provide the authorization number on the invoice;

5)	complete any other reasonable procedures of which Comdata may notify Merchant in writing from time to time;

6)	give the cardholder the original invoice and maintain a copy thereof for a period of at least six (6) months.

b)	Upon presentation of a Comdata Express Comchek draft or a code, Merchant shall:

1)	obtain either an electronic or voice authorization for the transaction in accordance with Comdata’s written instructional materials;

2)	remove the draft from the printer and confirm the amount, payee, and printed draft number;

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3)	require presentation of a valid driver’s license and enter the driver’s license number, along with payee’s home phone number on the draft;

4)	complete any other reasonable procedures of which Comdata may notify Merchant in writing from time to time;

5)	cash the draft for the indicated amount.

c)
It is expressly understood and agreed that Comdata shall have the right to refuse to accept any transaction, or having authorized any transaction, the right upon specific written notice to Merchant within six months after the transaction to have returned to it any payments made to Merchant for any transaction submitted by Merchant, in the event the customer refuses to pay Comdata and any of the following occur:

1)    Merchant has failed to complete any of the procedures set forth in Paragraph 4 of this Agreement or contained in Comdata’s written instructional materials previously provided;
2)    the transaction refers to an account or card which Comdata notified Merchant not to honor during the authorization process;
3)    Comdata’s customer has disputed a transaction, whereupon Comdata and Merchant shall work diligently to resolve any such dispute and, assuming the dispute is resolved in Merchant’s favor, Comdata shall promptly pay such amount to Merchant;
4)    an authorization number was not obtained by Merchant from Comdata;
5)    there has been negligence, fraud, or dishonesty on the part of Merchant in processing a transaction which results in the failure or refusal of Comdata’s customer to make payment to Comdata; or
6)    the transaction was authorized by Comdata more than fourteen (14) days prior to Merchant’s presentment for settlement.

5.	Merchant Locations
For the term of this Agreement, the provisions of this Agreement shall be applicable to locations owned and substantially operated by Merchant (for purposes of this agreement, the term “owned” shall include sites owned in part by Merchant (such as in a joint venture) and sites leased by Merchant from a third party provided that the entire site is leased by Merchant from such third party) from time to time during the term of this Agreement and to any person or entity which is a franchisee of Merchant as of the Effective Date of this Agreement provided that such franchisee shall execute and deliver a separate agreement acknowledging its participation in the terms of this Agreement and that Merchant shall have no liability with respect thereto. A list of current Merchant owned, operated and franchised locations is attached as Schedule B. In addition, the provisions of this Agreement shall be applicable to up to an additional ten (10) of Merchant’s future franchise locations without Comdata’s consent (provided that such franchise locations execute and deliver a separate agreement acknowledging its participation in the terms of this Agreement and that Merchant shall have no liability with respect thereto). In order for the provisions of this Agreement to be applicable to future Merchant franchise locations in excess of ten (10), Comdata’s consent shall be required, such consent not to be unreasonably withheld, conditioned or delayed.

6.	Merchant Proprietary Billing Program
Merchant operates its own proprietary billing program/system, currently known as Access Billing System or future Merchant billing program/system (collectively, “ABS”), and conducts common card direct bill transactions and reprices common card funded transactions through Merchant’s billing platform. In light of the existence of this program (which is not part of the Comdata Network), the parties agree that:

(a)
Comdata shall not extend any discounts to any customers for transactions at Merchant’s locations unless such discounts are either (i) implemented through ABS, or (ii) otherwise agreed to in writing by Merchant.

(b)
No discount relationship will be implemented by Comdata on behalf of Merchant for any customer until a “Common Card Authorization Form,” in the form attached hereto as Exhibit 6(b) has been circulated and approved by each of Merchant, Comdata and the customer.

(c)
Discounts in effect for transactions made by a particular customer at a Merchant location will not be extended by Comdata to transactions made at a Merchant location by any sister company, division, affiliate or newly acquired addition to such customer without the prior written consent of Merchant.

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(d)
Comdata recognizes that ABS will be used by Merchant to provide pricing terms to customers in connection with “common card transactions” and in connection with transactions involving Merchant’s own cards (neither of which are part of the Comdata Network). In connection with this activity, the parties acknowledge and agree as follows:

(i)
For purposes of this Agreement, “common card transactions” are those transactions for customers utilizing Comdata for transaction authorization purposes but requesting Merchant to re-price the transaction based upon an agreed discount arrangement between Merchant and the customer. Following the successful Comdata authorization of a purchase transaction requested by a Merchant location, by electronic or voice/manual means, Comdata will immediately (or as soon as commercially practical thereafter), transmit transaction detail to Merchant for re-pricing. Merchant will immediately (or as soon as commercially practical thereafter), transmit re-priced transaction detail back to Comdata. Comdata and Merchant acknowledge that payment for common card transactions may be either (A) “third party funded,” in which case Comdata makes payment to Merchant for such transaction and is responsible for customer billing and collection, (B) “direct bill,” in which case Comdata does not make payment to Merchant for such transaction and Merchant is responsible for customer billing and collection or (C) “split funded-direct bill,” in which case Comdata makes payment to Merchant for the cash advance portion of the transaction and Merchant is responsible for customer billing and collection for the balance of the transaction. Comdata acknowledges that Merchant is under no obligation to share with Comdata its customer pricing, discounts or rebates for transactions being processed through ABS.

(ii)
Merchant’s support desk and/or network personnel will notify Comdata’s designated representatives, which are defined in Merchant’s then current “Third Party Billing Company Telecommunications Disruption Procedures”, in the event that transactions are not being transmitted for re-pricing. Comdata operations personnel will notify Merchant’s support desk personnel in the event that transactions are not being transmitted for re-pricing. Merchant and Comdata agree that backup communications services will be maintained by both Merchant and Comdata to minimize disruptions to this transmission activity. Furthermore, Merchant and Comdata agree that escalation procedures will be maintained by each party to resolve any restrictions or disruptions to the re-pricing process and that ‘time is of the essence’ regarding escalation and resolution.

(iii)
Comdata and Merchant agree that any software, hardware and/or telecommunications changes which support the re-pricing process will be communicated to either party, in writing, thirty (30) days prior to the implemented change. Prior to implementation, Comdata and Merchant must agree that sufficient testing has been conducted to each party’s satisfaction and further agree to move forward with the change at an agreed upon implementation date.

(iv)
Comdata shall undertake its best reasonable efforts to provide written notice to Merchant’s customer service department as soon as commercially practicable following the date of any additions, deletions or changes to Comdata customer I.D. numbers or fuel codes, with such notice to be provided generally within one (1) day, but in any event within three (3) days, of any such addition, deletion or change. The parties agree to cooperate in good faith with each other to address circumstances which may lead to improvements in the processes associated with this subject of this Section 6(d)(iv). Additionally, if Merchant desires to move a customer from direct bill to Comdata funded, then Merchant shall provide notice to Comdata, and Comdata shall use its best reasonable efforts to remove the direct bill relationship within 72 hours of notification by Merchant.

(v)
Any proposed changes from the manner or form in which Comdata performs the functions set forth in this Section 6(d) as of the effective date of this Agreement must be mutually agreed upon in writing by both Comdata and Merchant.

7.	Reporting as to the Comdata Network
Consistent with the manner and form in effect as of the date hereof, Comdata shall provide Merchant’s headquarters office with the following data transmissions and/or reports:

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(a)
A [***] file of all transaction activity for the immediately preceding [***] for all Merchant locations, including franchise locations, in the format as depicted in Exhibit B and referred to as [***] or a future equivalent replacement. This file will be placed on the Comdata FTP Server [***] for retrieval by Merchant or transmitted by some other mutually agreed upon method(s) as the technology avails itself to enhance efficiency and/or security.

(b)	A monthly file or report in a mutually agreed upon format, within ten (10) days after the end of each month, containing the following information summarized by Merchant location:
[***]
The parties agree to cooperate in good faith with each other to address circumstances which may lead to improvements in the processes associated with the data transmissions and/or reports described in this Section 7.

8.	Term of Agreement
This Agreement shall remain in effect for a period beginning on the Effective Date and expiring on January 2, 2016. The parties acknowledge and agree that at 11:59 pm of the day prior to the Effective Date, that certain agreement entitled “Master Agreement Comdata Merchant Services,” dated January 3, 2006, between Comdata and Merchant (the “Expiring Services Agreement”) shall be deemed terminated and, subject to Section 13(a) below, of no further force or effect. Notwithstanding the term of this Agreement, in the event either party defaults in the performance of any material obligations, covenants, or conditions contained in this Agreement, and does not cure such default within thirty (30) days following receipt by such party of written notice describing such default from the other party to this Agreement, or becomes insolvent, bankrupt, or goes into receivership, the other party shall have the right, in its sole discretion, to terminate this Agreement immediately. Upon termination of this Agreement for any reason, each party shall immediately cease the use or display of any of the other party’s trademarks, tradenames, and/or service marks.

9.	Equipment and Reports
Comdata shall supply Merchant with the equipment set forth in Schedule A and with the software and reports available with such equipment as set forth in the Comdata user documentation. Merchant shall make monthly payments to Comdata in exchange for such equipment, software, and reports as set forth in Schedule A. It is agreed that the equipment and software provided herein is, and at all times shall remain, the property of Comdata, and, in the event of the termination of this Agreement, it shall be returned by Merchant to Comdata in the same condition in which it was received, ordinary wear and tear excepted.

10.	Notices
All written notices required to be given by this Agreement shall be deemed to be duly given when delivered personally or two business days after sent by recognized overnight courier, to Comdata, 5301 Maryland Way, Brentwood, TN 37027, Attn: President, with a copy to the attention of General Counsel, or to Merchant at the address listed on the front of this Agreement, with a copy to the attention of General Counsel at 400 Centre Street, Newton, MA 02458.

11.	Right of Setoff
Comdata shall have the right to setoff and apply any amounts owing by Comdata to Merchant hereunder against any non-disputed past due amounts owing from Merchant to Comdata, including, without limitation, amounts that are not in dispute and are owed for services that Comdata provides to Merchant under other agreements.

12.	Limitation of Liability; Force Majeure.

a)
Either party will be liable only for direct damages if it fails to exercise ordinary care. In no event shall either party be liable for any special, punitive, indirect, consequential or exemplary damages (including, not limited to, lost profits), even if it has been advised of the possibility of these damages. This provision shall survive the termination of this Agreement as to matters that occurred during its term.

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b)
Neither party shall be liable for any failure to perform due to acts of God, acts of government authorities, war, acts of terrorism, fires, floods, explosions or other natural catastrophes, civil disturbances, strikes, riots, unusually severe whether such as tornadoes, or failure or fluctuations in electrical power, telecommunications equipment and services, heat, light or air conditioning (“Force Majeure”). In such event, the performance of such party’s obligations shall be suspended during, but not longer than, the period of existence of such cause and the period reasonably required to perform the obligation. The parties shall use their best reasonable efforts to minimize the consequences of Force Majeure.

13.	Miscellaneous Provisions

a)
As of the Effective Date, each of Comdata and Merchant, in consideration of the execution of this Agreement, hereby release and discharge the other from any and all defaults, claims, suits, action or causes of action, that are known, arising out of, related to, or pursuant to the Expiring Services Agreement. Notwithstanding the foregoing, the parties do not intend to release or discharge, and hereby reserve, claims with respect to the routine processing and reconciling of Comdata Payment Methods and associated settlements and settlement disbursements (including chargebacks, as applicable). In addition, the one (1) year survival period of the indemnification obligations set forth in Section 2(d) of the Expiring Services Agreement shall not be affected by the foregoing release and discharge.

b)
Each party agrees that all confidential and proprietary information of the other, including, without limitation, the terms of this Agreement, data relating to the type, volume, pricing, location or customer identities with respect to transactions (all such confidential and proprietary information “Confidential Information”) will be held and treated in confidence. No party shall, without the prior written consent of the affected party, disclose such party’s Confidential Information in any manner whatsoever, in whole or in part, and/or use such information, or permit its affiliates, agents or employees to disclose or use such information, other than in connection with the performance of its obligations under this Agreement and, in any event, not in any way directly or indirectly detrimental to the affected party. For purposes of this Agreement, Confidential Information will not include (1) information which was already in the public domain, (2) information known or obtained by the party not claiming confidentiality from someone other than the party claiming confidentiality and not known by such party to be deemed confidential by a contractual, legal or fiduciary obligation, (3) used in any dispute resolution forum between the parties hereto, provided the disclosing party takes all available precautions to preserve the confidentiality of such information in such forum and (4) required to be disclosed by law or judicial mandate. For the avoidance of doubt and not as a limitation on the foregoing confidentiality obligations, no data concerning the types, quantities or prices of products or services sold at Merchant’s locations, and no information compiled or derived in whole or in part from such data, shall be provided by anyone other than Merchant to either (i) trucking companies which purchase diesel fuel (other than the trucking company involved in the applicable transaction), or (ii) Merchant’s competitors in the business of selling diesel fuel to trucking companies. Notwithstanding the foregoing, transaction data related to its customers fuel purchases may be used by Comdata in aggregated form and without identifying the source thereof and without the source thereof being identifiable, including in connection with the current Pulse of Commerce Index.

c)
In the event either party shall engage an attorney to enforce, protect, or preserve any rights it might have under this Agreement, the prevailing party in such suit shall be entitled to recover its reasonable attorney’s fees and associated costs, in addition to any other relief to which it may be entitled.

d)
No waiver by either party of any breach of any of the covenants or conditions herein contained to be performed by the other party shall be construed as a waiver of any succeeding breach of the same or any other covenant or condition.

e)
This Agreement and the Schedules attached hereto constitutes the entire Agreement between parties hereto with respect to the subject matter hereof and shall supersede all previous negotiations, commitments, and writings.

f)
Except as otherwise set forth herein, this Agreement may not be released, discharged, changed, or modified except by an instrument in writing, duly executed by each party hereto. This provision may not be waived.

g)	This Agreement shall be construed in accordance with the laws of the State of Tennessee without regard to its conflict of law rules.

h)
If any provision in this Agreement is held to be inoperative, unenforceable or invalid, such provision shall be inoperative, unenforceable or invalid without affecting the remaining provisions, and to this end the provisions of this Agreement are declared to be severable.

i)	The terms and provisions of this Agreement shall be binding upon and inure to the benefit of Merchant and Comdata

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and their respective successors and assigns.

i)
Section headings in this Agreement are for convenience of reference only, and shall not govern the interpretations of any of the provisions of this Agreement. The words “hereof, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement, as it may be amended or modified from time to time, as whole and not to any particular provision of this Agreement. The terms defined in this Agreement have the meaning assigned to them in this Agreement and include the plural as well as the singular. No provision of this Agreement shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Agreement; both parties, having fully participated in the negotiation of this Agreement, hereby agree that this Agreement shall not be subject to the principle that a contract would be construed against the party which drafted the same.

k)
This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together constitute one and the same agreement. Notwithstanding the foregoing, the parties acknowledge and agree that an executed facsimile counterpart of this Agreement is sufficient evidence of the execution of this Agreement.

l)
This provision relates to the [***] set forth in Schedule A. In the event that Comdata [***], then Comdata [***] relating to transactions at Merchant locations under this Agreement. Comdata will then [***]. If Comdata thereafter [***], then Comdata will [***]. In all cases, [***] will use commercially reasonable efforts [***] In addition, [***] will identify for [***] a contact person [***] who [***] may contact from time to time to inquire whether the customers for which [***] permitted pursuant to applicable agreements between Comdata and such customer.

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the Effective Date.

MERCHANT:	COMDATA NETWORK, INC.
TA OPERATING LLC
By: /s/ Thomas M. O’Brien	By: /s/ Randall K. Morgan
Title: Thomas M. O’Brien President	Title: EVP

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Comdata Merchant Agreement
SCHEDULE A
This Schedule A sets forth certain additional terms and conditions applicable to the Comdata Merchant Agreement by and between COMDATA NETWORK, INC. (COMDATA) and TA Operating LLC and its affiliates and subsidiaries (Merchant), dated December ____, 2010.
From and after the Effective Date until 11:59 pm on January 2, 2011, the Transaction Fees and Comdata Payment Methods and time for settlement shall be as set forth in the Expiring Services Agreement and Schedule A thereof. From and after midnight on January 3, 2011 and for the term of this Agreement, this Schedule A shall be in effect and Schedule A to the Expiring Services Agreement shall be of no further force or effect.

1.
Transaction Fees. Merchant shall pay to Comdata a fee per transaction initiated through the use of the Comdata Network. Such transaction fee shall be charged and deducted by Comdata at the time of settlement with Merchant.

Fees from January 3, 2011 through April 14, 2011:

Comdata Payment Method	Fee per Transaction
Automated Authorization of Funded Card Txn.	$1.00*
[***]	[***]
Automated Authorization of Direct Bill Transaction	$0.75*
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
*Settlement disbursement to Merchant shall occur no less than once each day and there shall be no fee payable for [***]
Fees from April 15, 2011 through the term of the Agreement:
Comdata Payment Method	Fee per Transaction
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]

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Transaction Fee Type	Fee [***] in connection with Automated Authorization	Fee [***]	Settlement Terms
[***]	[***]	[***]	[***] Wire
Funded Flat Fee	$1.00	[***]	[***] Wire
Direct Bill Flat Fee	$.75	[***]	[***]
[***]	[***]	[***]	[***] Wire, with settlement on [***] for [***].

1.	Settlement Fees. Merchant shall pay to Comdata a fee of [***].

2.	Other Fees. Merchant shall pay Comdata the following fees:

[***]	[***]
[***]	[***]
[***]	[***]

3.	Equipment, Software, and Reports
Comdata shall provide Merchant with equipment for accessing the Comdata Network at the rates set forth in Schedule B. Comdata shall also provide Merchant with software and reports available with the equipment. The equipment fees will be deducted from Merchant’s settlement on the first day of each month for the remainder of such month.
The undersigned elects to become a Comdata Merchant in accordance with this Schedule A.

TA OPERATING LLC	COMDATA NETWORK, INC.
By: /s/ Thomas M. O’Brien	By: /s/ Randall K. Morgan
Title: Thomas M. O’Brien President	Title: EVP
Date: 12-9-10	Date: 12-15-10

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Comdata Merchant Agreement
SCHEDULE B
LOCATIONS
It is agreed that the Merchant locations listed herein shall participate in the Comdata Network pursuant to the terms and conditions of this Comdata Merchant Agreement. The equipment fees for each location are set forth herein.

LOC CODE	LOCATION NAME	CITY	ST	EQUIPMENT FEE
[***]	TA-MOBILE	GRAND BAY	AL	$[***]
[***]	TA-MONTGOMERY	MONTGOMERY	AL	$[***]
[***]	TA-TUSCALOOSA	COTTONDALE	AL	$[***]
[***]	TA-MOBILE (SHOP TA-WEST	GRAND BAY	AL	$[***]
[***]	MEMPHIS TA-WEST	EARLE	AR	$[***]
[***]	MEMPHIS	EARLE	AR	$[***]
[***]	TA-PRESCOTT	PRESCOTT	AR	$[***]
[***]	TA-PRESCOTT (SH	PRESCOTT	AR	$[***]
[***]	TA-KINGMAN	KINGMAN	AZ	$[***]
[***]	TA-TONOPAH	TONOPAH	AZ	$[***]
TA-TONOPAH
[***]	(SHO	TONOPAH	AZ	$[***]
[***]	TA-WILLCOX	WILLCOX	AZ	$[***]
[***]	TA-WILLCOX (SHO	WILLCOX	AZ	$[***]
[***]	TA-ELOY	ELOY	AZ	$[***]
[***]	TA-ELOY (CUST TA-	ELOY	AZ	$[***]
[***]	BUTTONWILLOW	BUTTONWILL	CA	$[***]
[***]	TA-CORNING TA-	CORNING	CA	$[***]
[***]	BUTTONWILLOW	BUTTONWILL	CA	$[***]
[***]	TA-REDDING	REDDING	CA	$[***]
[***]	TA-SANTA NELLA TA-ONTARIO	SANTA NELL	CA	$[***]
[***]	WEST	ONTARIO	CA	$[***]
[***]	TA-BARSTOW	BARSTOW	CA	$[***]
	TA-BARSTOW			$[***]
[***]	(SHO	BARSTOW	CA	$[***]
[***]	TA-LIVINGSTON	LIVINGSTON	CA	$[***]
[***]	TA-ONTARIO EAST TA-ONTARIO	ONTARIO	CA	$[***]
[***]	WEST TA-WHEELER	ONTARIO	CA	$[***]
[***]	RIDG	ARVIN	CA	$[***]
[***]	TA-COACHELLA	COACHELLA	CA	$[***]
[***]	TA-ONTARIO (SHO TA-WHEELER	ONTARIO	CA	$[***]
[***]	RIDG	ARVIN	CA	$[***]
[***]	TA-COACHELLA TA-WHEELER	COACHELLA	CA	$[***]
[***]	RIDG	ARVIN	CA	$[***]
[***]	TA-LIMON	LIMON	CO	$[***]
[***]	TA-LIMON (SHOP)	LIMON	CO	$[***]
[***]	TA-DENVER WEST	WHEAT RIDG	CO	$[***]

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[***]	TA-DENVER EAST	COMMERCE C	CO	$[***]
[***]	TA-DENVER EAST	COMMERCE C	CO	$[***]
[***]	TA-BRANFORD	BRANFORD	CT	$[***]
[***]	TA-SOUTHINGTON	MILLDALE	CT	$[***]
[***]	TA-MILLDALE (SH	MILLDALE	CT	$[***]
[***]	TA-WILLINGTON	WILLINGTON	CT	$[***]
[***]	TA-WILLINGTON	WILLINGTON	CT	$[***]
[***]	TA-JACKSONVILLE	BALDWIN	FL	$[***]
[***]	TA-MARIANNA	MARIANNA	FL	$[***]
[***]	TA-JACKSONVILLE	JACKSONVIL	FL	$[***]
[***]	TA-VERO BEACH	VERO BEACH	FL	$[***]
[***]	TA-WILDWOOD	WILDWOOD	FL	$[***]
[***]	TA-MARIANNA (SH	MARIANNA	FL	$[***]
TA-WILDWOOD
[***]	(SH	WILDWOOD	FL	$[***]
[***]	TA-VERO BEACH (	VERO BEACH	FL	$[***]
[***]	TA-TAMPA	SEFFNER	FL	$[***]
[***]	TA-TAMPA	SEFFNER	FL	$[***]
[***]	TA-COMMERCE	COMMERCE	GA	$[***]
[***]	TA-BRUNSWICK (S	BRUNSWICK	GA	$[***]
[***]	TA-LAKE PARK	LAKE PARK	GA	$[***]
[***]	TA-ATLANTA SOUT	JACKSON	GA	$[***]
[***]	TA-MADISON	MADISON	GA	$[***]
[***]	TA-SAVANNAH	RICHMOND H	GA	$[***]
[***]	TA-MADISON (SHO	MADISON	GA	$[***]
[***]	TA-CARTERSVILLE	CARTERSVIL	GA	$[***]
[***]	TA-WALCOTT -10	WALCOTT	IA	$[***]
[***]	TA-COUNCIL BLUF	COUNCIL BL	IA	$[***]
[***]	TA-BOISE	BOISE	ID	$[***]
[***]	TA-BLOOMINGTON	BLOOMINGTO	IL	$[***]
[***]	TA-EFFINGHAM	EFFINGHAM	IL	$[***]
[***]	TA-ELGIN WEST	HAMPSHIRE	IL	$[***]
[***]	TA-MT, VERNON	MT VERNON	IL	$[***]
TA-CHICAGO
[***]	NORT	RUSSELL	IL	$[***]
[***]	TA-MT. VERNON	MT VERNON	IL	$[***]
TA-CHICAGO
[***]	NORT	RUSSELL	IL	$[***]
[***]	TA-BLOOMINGTON	BLOOMINGTO	IL	$[***]
[***]	TA-ST. LOUIS EA	TROY	IL	$[***]
[***]	TA-MORRIS	MORRIS	IL	$[***]
[***]	TA-INDIANAPOLIS	CLAYTON	IN	$[***]
[***]	TA-GARY	GARY	IN	$[***]
[***]	TA-SEYMOUR	SEYMOUR	IN	$[***]
[***]	TA-WHITESTOWN	WHITESTOWN	IN	$[***]
[***]	TA-LAKE STATION	LAKE STATI	IN	$[***]
[***]	TA-PORTER	PORTER	IN	$[***]
TA-SEYMOUR
[***]	(SHO	SEYMOUR	IN	$[***]
[***]	TA-OAKLEY	OAKLEY	KS	$[***]
[***]	TA-BETO JUNCTIO	LEBO	KS	$[***]
[***]	TA-OAKLEY (SHO	OAKLEY	KS	$[***]
[***]	TA-FLORENCE	FLORENCE	KY	$[***]
[***]	TA-CINCINNATI S	WALTON	KY	$[***]

11 of 18

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	TA-CINCINNATI S	WALTON	KY	$[***]
[***]	TA-LAFAYETTE	LAFAYETTE	LA	$[***]
[***]	TA-SLIDELL	SLIDELL	LA	$[***]
[***]	TA-TALLULAH	TALLULAH	LA	$[***]
[***]	TA-LAFAYETTE (S	LAFAYETTE	LA	$[***]
[***]	TA-TALLULAH (SH	TALLULAH	LA	$[***]
TA-GREENWOOD
[***]	SH	GREENWOOD	LA	$[***]
TA-SHREVEPORT
[***]	D	GREENWOOD	LA	$[***]
[***]	TA-ELKTON	ELKTON	MD	$[***]
[***]	TA-ELKTON	ELKTON	MD	$[***]
[***]	TA-BALTIMORE SO	JESSUP	MD	$[***]
[***]	TA-BALTIMORE	BALTIMORE	MD	$[***]
[***]	TA-SAGINAW	BRIDGEPORT	MI	$[***]
[***]	TA-DEXTER	DEXTER	MI	$[***]
[***]	TA-MONROE	MONROE	MI	$[***]
[***]	TA-SAWYER	SAWYER	MI	$[***]
[***]	TA-LANSING	D1MONDALE	MI	$[***]
[***]	TA-ROGERS -B5	ROGERS	MN	$[***]
[***]	TA-ALBERT LE-B5	ALBERT LEA	MN	$[***]
[***]	TA-FORISTELL	FORISTELL	MO	$[***]
[***]	TA-OAK GROVE	OAK GROVE	MO	$[***]
[***]	TA-STRAFFORD	STRAFFORD	MO	$[***]
[***]	TA-MT VERNON	MT VERNON	MO	$[***]
TA-
[***]	CONCORDIA(SH	CONCORDIA	MO	$[***]
[***]	TA-CONCORDIA	CONCORDIA	MO	$[***]
[***]	TA-MATTHEWS	MATTHEWS	MO	$[***]
TA-MATTHEWS
[***]	(SH	MATTHEWS	MO	$[***]
[***]	TA-MERIDIAN	MERIDIAN	MS	$[***]
[***]	TA-CANDLER	CANDLER	NC	$[***]
[***]	TA-GREENSBORO	WHITSETT	NC	$[***]
[***]	TA-GRAND ISLAND	ALDA	NE	$[***]
[***]	TA-OGALLALA	OGALLALA	NE	$[***]
[***]	TRAVEL CENTERS	OGALLALA	NE	$[***]
[***]	TA-GREENLAND	GREENLAND	NH	$[***]
[***]	TA-BLOOMSBURY	BLOOMSBURY	NJ	$[***]
[***]	TA-COLUMBIA	COLUMBIA	NJ	$[***]
[***]	TA-PAULSBORO	PAULSBORO	NJ	$[***]
[***]	TA-ALBUQUERQUE	ALBUQUERQU	NM	$[***]
[***]	TA-MORIARTY	MORIARTY	NM	$[***]
[***]	TA-MORIARTY (SH	MORIARTY	NM	$[***]
[***]	TA-GALLUP	GALLUP	NM	$[***]
[***]	TA-LAS CRUCES	LAS CRUCES	NM	$[***]
[***]	TA-SANTA ROSA	SANTA ROSA	NM	$[***]
[***]	TA-LAS VEGAS	LAS VEGAS	NV	$[***]
[***]	TA-MILL CITY	MILL CITY	NV	$[***]
[***]	TA-SPARKS	SPARKS	NV	$[***]
[***]	TA-SPARKS	SPARKS	NV	$[***]
[***]	TA-LAS VEGAS	LAS VEGAS	NV	$[***]
[***]	TA-SPARKS	SPARKS	NV	$[***]
[***]	TA-MILL CITY (S	MILL CITY	NV	$[***]

12 of 18

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	TA-PEMBROOK	CORFU	NY	$[***]
[***]	TA-BINGHAMTON	BINGHAMTON	NY	$[***]
[***]	TA-FULTONVILLE	FULTONVILL	NY	$[***]
[***]	TA-DANSVILLE	DANSVILLE	NY	$[***]
[***]	TA-MAYBROOK	MONTGOMERY	NY	$[***]
[***]	TA-DAYTON TA-COLUMBUS	EATON	OH	$[***]
[***]	EAS	HEBRON	OH	$[***]
[***]	TA-JEFFERSONVIL	JEFFERSONV	OH	$[***]
[***]	TA-LONDON	LONDON	OH	$[***]
[***]	TA-NAPOLEON	NAPOLEON	OH	$[***]
[***]	TA-LODI (SEVILL TA-NORTH	SEVILLE	OH	$[***]
[***]	CANTON	NORTH CANT	OH	$[***]
[***]	TA-TOLEDO	PERRYSBURG	OH	$[***]
[***]	TA-YOUNGSTOWN	YOUNGSTOWN	OH	$[***]
[***]	TA-KINGSVILLE	KINGSVILLE	OH	$[***]
[***]	TA-KINGSVILLE (	KINGSVILLE	OH	$[***]
[***]	TA-WAPAKONETA TA-OKLAHOMA	WAPAKONETA	OH	$[***]
[***]	EAS	OKLAHOMA C	OK	$[***]
[***]	TA-SAYRE	SAYRE	OK	$[***]
[***]	TA-OKLAHOMA CIT	OKLAHOMA C	OK	$[***]
[***]	TA-OKLAHOMA CIT	OKLAHOMA C	OK	$[***]
[***]	TA-OKLAHOMA CIT TA-WOODSTOCK	OKLAHOMA C	OK	$[***]
[***]	#6	WOODSTOCK	ON	$[***]
[***]	TA-TROUTDALE	TROUTDALE	OR	$[***]
[***]	TA-PORTLAND	AURORA	OR	$[***]
[***]	TA-EUGENE	COBURG	OR	$[***]
[***]	TA-BARKEYVILLE	HARRISVILL	PA	$[***]
[***]	TA-BLOOMSBURG	BLOOMSBURG	PA	$[***]
[***]	TA-BARKEYVILLE	HARRISVILL	PA	$[***]
[***]	TA-BROOKVILLE ( TA-BREEZEWOOD	BROOKVILLE	PA	$[***]
[***]	G	BREEZEWOOD	PA	$[***]
[***]	TA-HARRISBURG	HARRISBURG	PA	$[***]
[***]	TA-LAMAR (SHOP)	LAMAR	PA	$[***]
[***]	TA-LAMAR	LAMAR	PA	$[***]
[***]	TA-MILESBURG	MILESBURG	PA	$[***]
[***]	TA-BROOKVILLE	BROOKVILLE	PA	$[***]
[***]	TA-GREENCASTLE TA-BLOOMSBURG	GREENCASTL	PA	$[***]
[***]	(	BLOOMSBURG	PA	$[***]
[***]	TA-ERIE	ERIE	PA	$[***]
[***]	TA-SPARTANBURG	DUNCAN	SC	$[***]
[***]	TA-MANNING	MANNING	SC	$[***]
[***]	TA-FLORENCE	FLORENCE	SC	$[***]
[***]	TA-ANTIOCH	ANTIOCH	TN	$[***]
[***]	TA-FRANKLIN	FRANKLIN	TN	$[***]
[***]	WILHITE’S TA	DENMARK	TN	$[***]
[***]	TA-GREENEVILLE	GREENEVILLE	TN	$[***]
[***]	TA-CARYVILLE	CARYVILLE	TN	[***]
[***]	TA-NASHVILLE	NASHVILLE	TN	$[***]

13 of 18

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	TA-KNOXVILLE WE	KNOXVILLE	TN	$[***]
[***]	TA-KNOXVILLE AT	KNOXVILLE	TN	$[***]
[***]	TA-TESTING	KNOXVILLE	TN	$[***]
[***]	TA-EDINBURG - S	EDINBURG	TX	$[***]
[***]	TA-ROCKWALL	ROCKWALL	TX	$[***]
[***]	TA-AMARILLO WES TA-DENTON	AMARILLO	TX	$[***]
[***]	TRAVE	DENTON	TX	$[***]
[***]	TA-EDINBURG	EDINBURG	TX	$[***]
[***]	TA-SWEETWATER	SWEETWATER	TX	$[***]
[***]	TA-SAN ANTONIO	SAN ANTONI	TX	$[***]
[***]	TA-DALLAS SOUTH	DALLAS	TX	$[***]
[***]	TA-SALT LAKE	TOOELE	UT	$[***]
[***]	TA-PAROWAN	PAROWAN	UT	$[***]
[***]	TA-WYTHEVILLE	WYTHEVILLE	VA	$[***]
[***]	TA-RICHMOND	ASHLAND	VA	$[***]
[***]	TA-ASHLAND	ASHLAND	VA	$[***]
[***]	TA-ROANOKE	TROUTVILLE	VA	$[***]
[***]	TA-SEATTLE EAST	NORTH BEND	WA	$[***]
[***]	TA-MADISON	DEFOREST	WI	$[***]
[***]	TA-HUDSON	HUDSON	WI	$[***]
[***]	TA-JANESVILLE(F	JANESVILLE	WI	$[***]
[***]	TA-HURRICANE	HURRICANE	WV	$[***]
[***]	TA-WHEELING	VALLEY GRO	WV	$[***]
[***]	TA-RAWLINS	RAWLINS	WY	$[***]
[***]	TA-RAWLINS (SHO	RAVVLINS	WY	$[***]
[***]	TA-CHEYENNE	BURNS	WY	$[***]
[***]	TA-FT. BRIDGER	FT BRIDGER	WY	$[***]
[***]	TA-FT. BRIDGER(	FT BRIDGER	WY	$[***]
[***]	TA-BURNS (SHOP)	CHEYENNE	WY	$[***]
[***]	TA-LAREDO	LAREDO	TX	$[***]
[***]	TA-BIG SPRING	BIG SPRING	TX	$[***]
[***]	TA-GANADO TA-GANADO	GANADO	TX	$[***]
[***]	(SHOP TA-NEW	GANADO	TX	$[***]
[***]	BRAUNFEL TA-NEW	NEW BRAUNF	TX	$[***]
[***]	BRAUNFEL	NEW BRAUNF	TX	$[***]
[***]	TA-TERRELL TA-BAYTOWN	TERRELL	TX	$[***]
[***]	(HOU	BAYTOWN	TX	$[***]
[***]	TA-TERRELL (SHO	TERRELL	TX	$[***]

LOC CODE	LOCATION NAME	CITY	ST	EQUIPMENT FEE
[***]	PETRO FUEL #19	MC CALLA	AL	$[***]
[***]	PETRO LUBE # 19	BUCKSVILLE	AL	$[***]
[***]	PETRO: 2 #48	SHORTER	AL	$[***]
[***]	PETRO FUEL #87	GADSDEN	AL	$[***]
[***]	PETRO LUBE #52	GADSDEN	AL	$[***]
[***]	PETRO FUEL # 26	NORTH LITT	AR	$[***]
[***]	PETRO FUEL # 11	W MEMPHIS	AR	$[***]

14 of 18

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	PETRO FUEL # 11	W MEMPHIS	AR	$[***]
[***]	PETRO LUBE #11	W MEMPHIS	AR	$[***]
[***]	PETRO LUBE #26	N. LITTLE	AR	$[***]
[***]	PETRO FUEL #15	KINGMAN	AZ	$[***]
[***]	PETRO FUEL #6	CASA GRAND	AZ	$[***]
[***]	PETRO FUEL #158	KINGMAN	AZ	$[***]
[***]	PETRO LUBE # 6	CASA GRAND	AZ	$[***]
[***]	PETRO LUBE # 15	KINGMAN	AZ	$[***]
[***]	PETRO FUEL #159	KINGMAN	AZ	$[***]
[***]	PETRO LUBE #46	SANTA NELL	CA	$[***]
[***]	PETRO FUEL #9	CORNING	CA	$[***]
[***]	PETRO LUBE #9	CORNING	CA	$[***]
[***]	PETRO: 2 #46	SANTA NELL	CA	$[***]
[***]	PETRO FUEL #27	WHEELER RI	CA	$[***]
[***]	PETRO LUBE #27	WHEELER RI	CA	$[***]
[***]	PETRO FUEL #23	REDDICK	FL	$[***]
[***]	PETRO LUBE #23	REDDICK	FL	$[***]
[***]	PETRO FUEL #44	KINGSLAND	GA	$[***]
[***]	PETRO LUBE #22	ATLANTA	GA	$[***]
[***]	PETRO FUEL #22	ATLANTA	GA	$[***]
[***]	PETRO LUBE #44	KINGSLAND	GA	$[***]
[***]	PETRO FUEL #65	MONEE	IL	$[***]
[***]	PETRO FUEL #21	EFFINGHAM	IL	$[***]
[***]	PETRO LUBE #21 PETRO	EFFINGHAM	IL	$[***]
[***]	ROCHELLE	ROCHELLE	IL	$[***]
[***]	PETRO LUBE #59	ROCHELLE	IL	$[***]
[***]	PETRO LUBE #65 PETRO	MONEE	IL	$[***]
[***]	ROCHELLE	ROCHELLE	IL	$[***]
[***]	PETRO LUBE #75	REMINGTON	IN	$[***]
[***]	PETRO FUEL #75	REMINGTON	IN	$[***]
[***]	PETRO FUEL #73	GREENSBURG	IN	$[***]
[***]	PETRO LUBE #73	GREENSBURG	IN	$[***]
[***]	PETRO FUEL #45	FREMONT	IN	$[***]
[***]	PETRO FUEL #74	GASTON	IN	$[***]
[***]	PETRO LUBE #74	GASTON	IN	$[***]
[***]				$[***]
[***]	PETRO FUEL #86	COLBY	KS	$[***]
[***]	PETRO LUBE #355	COLBY	KS	$[***]
[***]	PETRO LUBE #47	FRANKLIN	KY	$[***]
[***]	PETRO LUBE #30	GLENDALE	KY	$[***]
[***]	PETRO FUEL #30	GLENDALE	KY	$[***]
[***]	PETRO FUEL #43	EGAN	LA	$[***]
[***]	PETRO FUEL #8	SHREVEPORT	LA	$[***]
[***]	PETRO FUEL #10	HAMMOND	LA	$[***]
[***]	PETRO FUEL #108	HAMMOND	LA	$[***]
[***]	PETRO LUBE #10	HAMMOND	LA	$[***]
[***]	PETRO LUBE #8	SHREVEPORT	LA	$[***]
[***]	PETRO FUEL #89	CLEARWATER	MN	$[***]
[***]	PETRO FUEL #70	OAK GROVE	MO	$[***]
[***]	PETRO FUEL #54	JOPLIN	MO	$[***]
[***]	PETRO LUBE #54	JOPLIN	MO	$[***]

15 of 18

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	PETRO LUBE #18	KINGDOM CI	MO	$[***]
[***]	PETRO LUBE #70	OAK GROVE	MO	$[***]
[***]	PETRO FUEL #28	JACKSON	MS	$[***]
[***]	PETRO LUBE #28	JACKSON	MS	$[***]
[***]	PETRO KENLY #39	KENLY	NC	$[***]
[***]	PETRO LUBE #29	MEBANE	NC	$[***]
[***]	PETRO FUEL #29	MEBANE	NC	$[***]
[***]	PETRO LUBE #61	FARGO	ND	$[***]
[***]	PETRO FUEL #61	FARGO	ND	$[***]
[***]	PETRO FUEL #62	YORK	NE	$[***]
[***]	PETRO LUBE #62	YORK	NE	$[***]
[***]	PETRO FUEL #14	BORDENTOWN	NJ	$[***]
[***]	PETRO LUBE # 14	BORDENTOWN	NJ	$[***]
[***]	PETRO FUEL #13	MILAN	NM	$[***]
[***]	PETRO LUBE #13	MILAN	NM	$[***]
[***]	PETRO FUEL #31	LAS VEGAS	NV	$[***]
[***]	PETRO LUBE #31	N. LAS VEG	NV	$[***]
[***]	PETRO FUEL #38	SPARKS	NV	$[***]
[***]	PETRO LUBE #38	SPARKS	NV	$[***]
[***]	PETRO FUEL #71	WATERLOO	NY	$[***]
[***]	PETRO LUBE #71	WATERLOO	NY	$[***]
[***]	PETRO FUEL #17	PERRYSBURG	OH	$[***]
[***]	PETRO FUEL #25	N BALTIMOR	OH	$[***]
[***]	PETRO:2 FUEL #8	NAPOLEON	OH	$[***]
[***]	PETRO FUEL #57	NEW PARIS	OH	$[***]
[***]	PETRO FUEL #20	GIRARD	OH	$[***]
[***]	PETRO FUEL #178	PERRYSBURG	OH	$[***]
[***]	PETRO LUBE # 17	PERRYSBURG	OH	$[***]
[***]	PETRO LUBE # 20	GIRARD	OH	$[***]
[***]	PETRO LUBE #25	N. BALTIMO	OH	$[***]
[***]	PETRO FUEL #16	OKLAHOMA C	OK	$[***]
[***]	PETRO LUBE # 16	OKLAHOMA C	OK	$[***]
[***]	PETRO FUEL #24	MEDFORD	OR	$[***]
[***]	PETRO LUBE #24	MEDFORD	OR	$[***]
[***]	PETRO FUEL #36	CARLISLE	PA	$[***]
[***]	PETRO FUEL #83	CLAYSVILLE	PA	$[***]
[***]	PETRO FUEL #63	DUPONT	PA	$[***]
[***]	PETRO LUBE #83	CLAYSVILLE	PA	$[***]
[***]	PETRO LUBE #63	DUPONT	PA	$[***]
[***]	PETRO LUBE #36 PETRO	CARLISLE	PA	$[***]
[***]	ADJUSTMEN	EL PASO	TX	$[***]
[***]	PETRO FUEL #12	KNOXVILLE	TN	$[***]
[***]	PETRO: 2 #49	KINGSTON S	TN	$[***]
[***]	PETRO LUBE # 12	KNOXVILLE	TN	$[***]
[***]	PETRO LUBE #49	KINGSTON S	TN	$[***]
[***]	PETRO TEST #1	BRENTWOOD	TN	$[***]
[***]	PETRO TEST #1	BRENTWOOD	TN	$[***]
[***]	PETRO: 2 #50	VINTON	TX	$[***]
[***]	PETRO FUEL #7	AMARILLO	TX	$[***]
[***]	PETRO FUEL #1 PETRO REPAIR	EL PASO	TX	$[***]
[***]	SH	EL PASO	TX	$[***]

16 of 18

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	PETRO FUEL #709	AMARILLO	TX	$[***]
[***]	PETRO FUEL #2	WEATHERFOR	TX	$[***]
[***]	PETRO FUEL #4	BEAUMONT	TX	$[***]
[***]	PETRO FUEL #72	GLADE SPRI	VA	$[***]
[***]	PETRO LUBE #72	GLADE SPRI	VA	$[***]
[***]	PETRO FUEL #39	SPOKANE	WA	$[***]
[***]	PETRO LUBE #39	SPOKANE	WA	$[***]
[***]	PETRO FUEL #53	PORTAGE	WI	$[***]
[***]	PETRO FUEL #68	STURTEVANT	WI	$[***]
[***]	PETRO LUBE #53	PORTAGE	WI	$[***]
[***]	PETRO LUBE #68	STURTEVANT	WI	$[***]
[***]	PETRO FUEL #3	LARAMIE	WY	$[***]
[***]	PETRO LUBE #3	LARAMIE	WY	$[***]
[***]	PETRO FUEL #5	SAN ANTONI	TX	$[***]
[***]	PETRO LUBE # 1	EL PASO	TX	$[***]
[***]	PETRO LUBE # 2	WEATHERFOR	TX	$[***]
[***]	PETRO LUBE #7	AMARILLO	TX	$[***]
[***]	PETRO LUBE # 50	VINTON	TX	$[***]
[***]	PETRO LUBE #5	SAN ANTONI	TX	$[***]
[***]	PETRO LUBE #4	BEAUMONT	TX	$[***]

TA OPERATING LLC	COMDATA NETWORK, INC.
By: /s/Thomas M O’Brien	By: /s/ Randall K. Morgan
Title: Thomas M. O’Brien President	Title: EVP
Date: 12-9-10	Date: 12/15/10

17 of 18

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 6(b)
See Attached Comdata Relationship Request Form

18 of 18

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A
[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B
[***]

[***]
[***]

[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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